UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2018

Innovate Biopharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615

(Address of principal executive offices) (Zip Code)

(919) 275-1933

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On June 12, 2018, Anna Kazanchyan, M.D., resigned from the Board of Directors (the “Board”) of Innovate Biopharmaceuticals, Inc. (the “Company”). Dr. Kazanchyan’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following her resignation, Dr. Kazanchyan entered into a consulting agreement with the Company pursuant to which she will act as a strategic advisor.

Appointment of Director

On June 12, 2018, the Board appointed Saira Ramasastry to the Board and to each of the Board’s Audit Committee, Compensation Committee (as Chair thereof) and Nominating and Corporate Governance Committee. There is no arrangement or understanding with any person pursuant to which Ms. Ramasastry was appointed as a director. Additionally, there are no transactions between the Company and Ms. Ramasastry that would require disclosure under Item 404(a) of Regulation S-K. Ms. Ramasastry will receive compensation for her service as director in accordance with the Company’s non-employee director compensation policy, which is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2018 and is incorporated herein by reference (the “Policy”), provided that the Company expects to make an Initial Award (as defined in the Policy) to Ms. Ramasastry having an aggregate grant date fair value equal to a pro-rated portion of $75,000 that reflects the time of her service until the Company’s annual meeting of stockholders.

A copy of the press release announcing the resignation of Dr. Kazanchyan and the appointment of Ms. Ramasastry is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc. a Delaware corporation

Date: June 18, 2018	By:	/s/ Jay P. Madan
Jay P. Madan
President and Chief Business Officer